Exhibit 10.17

THIS LEASE is made on the 1st day of July 2000

BETWEEN

RAGLAN SECURITIES PTY LTD ACN 008 996 852 of 42 Mercantile Way, Malaga in the State of Western Australia ("the Lessor").

AND:

ALLOY STEEL INTERNATIONAL INCORPORATED of care of Winduss & Cook Proprietary, 108 Brighton Road, Scarborough in the said State ("the Lessee");

WHEREAS:

A. The Lessor is the registered proprietor of an estate in fee simple in the Land on which is constructed the Premises.

B. At the request of the Guarantor and the Lessee the Lessor has agreed to lease and the Lessee has agreed to take on lease the Premises for the Term on the terms and conditions contained herein.

NOW THIS DEED WITNESSES

1.    INTERPRETATION

1.1 In this Lease unless the context otherwise requires the following terms shall have the following meanings:

      "Air-Conditioning Plant" means any plant, machinery or equipment for heating, cooling or circulating air or water provided or installed in the Premises by the Lessor,

      "Building" means any building in which the Premises are located on the Land;

      "Commencement Date" means the date specified in Item 2 of the Schedule;

      "Corporation" means any body corporate;

      "Current Market Rental Value" means the current market rental value specified in Item 8 of the Schedule;

      "Expiration Date" means the date specified in Item 2 of the Schedule;

      "Institute of Valuers" means the Australian Institute of Valuers and Land Economists (Inc.) (Western Australian Division) or if that body should cease to exist any other body which the Lessor may notify the Lessee in writing from time to time is to be the Institute of Valuers for the purposes of this Lease;


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      "Land" means the land specified in Item 1 of the Schedule;

      "Lease" means this lease and the Schedule;

      "Lessee" if a natural person includes the Lessee and the executors administrators and permitted assigns of the Lessee and if a Corporation includes the Lessee and its successors and permitted assigns and in either case where not repugnant to the context includes the Lessee's Employees or Visitors;

      "Lessee's Covenants" means the covenants terms and conditions herein expressed or implied to be observed or performed by the Lessee;

      "Lessee's  Employees or Visitors"  means every  employee of the Lessee and
      the  Lessee's  agents  customers  clients  visitors   invitees   licensees
      contractors and any other person at any time upon the Premises;

      "Lessor" means the Lessor and its successors and assigns and where not repugnant to the context its employees and agents;

      "Lessor's Agent" means any Person or Corporation which the Lessor may from time to time notify the Lessee in writing is an agent of the Lessor;

      "Lessor's Expenses" means the Lessor's expenses of operating, repairing, or maintaining the building of which the Premises form a part or where the Premises are in a retail shopping centre, that building and the Common Areas thereof;

      "Lessor's Purposes" means the passage or flow of water gas fuel electricity sewerage garbage sullage air conditioning hearing cooling and ventilation telephone public address fire detection and protection and other services in or about or through above or below the Premises;

      "Local or Public Authority" means every Governmental or Semi-Governmental body, authority or commission, Municipal Council, Health Board, Health
      Commissioner, Water Authority, Water Sewerage and Drainage Board, Metropolitan Water Board, Fire Brigades Board, Insurance Council and every and any other board person or authority whatsoever now or hereafter exercising under any Act or by-law any control or jurisdiction over or power in connection with the Premises or any part thereof or with any business now or hereafter carried on thereon or with any water gas fuel electricity sewerage garbage sullage hearing cooling ventilation or other services in or about the Premises and every officer or person acting under the authority of any Act by-law or Local or Public Authority;

      "Method of Review" means the means of reviewing rent set against a Rent Review Date specified in Item 5 of the Schedule;


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      "Premises" means the premises  specified in Item 1 of the Schedule erected on the Land together with the fixtures fittings chattels furnishings plant machinery and equipment of the Lessor (if any) therein from time to time details of which or some of which are specified in Item 1 of the Schedule;

      "Prescribed Rate" means the rate of interest specified in Item 4 of the Schedule;

      "Rent" means the rent specified in Item 3 of the Schedule as subsequently reviewed and varied pursuant to the provisions of this Lease;

      "Rent Review Date" means each of the dates specified in item 5 of the Schedule;

      "Schedule" means the schedule to this Lease;

      "Term" means the term of this Lease specified in Item 2 of the Schedule which term shall commence of the Commencement Date and expire on the Expiration Date and includes any extension or renewal of the Term;

      "Valuer" or "Valuers" mean a valuer of not less then five (5) years experience in valuing commercial properties who is a member of the Australia Property Institute Inc. (Western Australian Division) nominated by the President for the time being of the Institute at the request of the Lessor;

1.2   In this Lease unless the context otherwise requires:

      1.2.1 a reference to any Act shall include all amendments or re-enactments thereof for the time being in force;

      1.2.2 any covenant entered into by more than one person shall be deemed to have been entered into by them and any two or more of them jointly and by each of them severally; and

      1.2.3 the captions and the headings to the clauses of this Lease are for index purposes only and this Lease is to be read and construed as though the captions and heading were not part of this Lease and without reference to the captions and headings.

1.3 The covenants herein on the part of the Lessee to be performed and observed shall be deemed to be made by the Lessee to the intent that such obligations may continue throughout the whole of the Term and during any period of holding over and be binding upon and enforceable not only against the Lessee but also against any occupier whomsoever for the time being of the Premises or any part thereof.


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1.4   The  covenants  herein  on the  part of the  Lessor  to be  performed  and observed shall be deemed to be made by the Lessor with intent to bind the reversion immediately expectant hereon and the registered proprietor thereof for the time being but not so a to render the Lessor personally liable for performance or damages or otherwise except for the Lessor's own willful acts and defaults whilst the Lessor remains as registered proprietor of the Premises.

1.5 The Lessee expressly acknowledges and agrees that if the Lessor has entered into this Lease as trustee of a trust and in no other capacity the Lessor will not be personally liable to the Lessee for any breach of the covenants, conditions and stipulations contained or implied in this Lease and that in respect of any such breach the Lessee will only be able to claim damages from the Lessor to the extent that the Lessor is able to be reimbursed from the net assets of that trust and further that no officers of the Lessor shall be personally liable to the Lessee.

1.6 The Lessee hereby covenants and agrees with the Lessor that in the event that the Lessee shall enter into this Lease in its capacity as trustee of a trust then both the Lessee in its own right and the Lessee in its capacity as trustee of the trust will be personally liable to the Lessor for any breach of the terms, covenants, conditions and stipulations contained in this Lease and on the part or the Lessee to be performed or observed.

1.7 Unless the context otherwise requires the words and expressions defined in the Retail Shops Act shall have the same meaning in this Lease.

2.    LEASE AND RENT

2.1   Lease

      The Lessor leases to and the Lessee takes the Premises for the Term subject to the covenants implied by the Transfer of Land Act 1893 except as herein amended or negatived and upon and subject to the terms, covenants, conditions and stipulations contained herein PROVIDED THAT (without limiting any other right hereby granted or becoming vested in the Lessor) the Lessor shall be entitled to access to and the rights reserved in respect of the Premises in the terms hereof.

2.2   Rent

      The Lessee shall pay the Rent for the Premises to the Lessor in the manner provided in clause 3.1.


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2.3   Rent Review -- Market Rent


      2.3.1 The Rent shall be reviewed in respect of the period from the Rent Review Date to the next Rent Review Date and in calculating the Rent payable from a Rent Review Date the following shall apply:

            2.3.1.1 Not less than  three (3)  months  prior to each Rent  Review
                    Date the Lessor shall give to the Lessee notice in writing of the annual Rent proposed by the Lessor to become payable from that Rent Review Date ("the Lessors Proposed Rent").


            2.3.1.2 Within  fourteen  (14) days of service of that notice on the
                    Lessee (time being of the essence) the Lessee shall be entitled to give the Lessor notice in writing disputing the amount of the Lessor's Proposed Rent and stating the amount which the Lessee considers to be the correct Current Market Rental Value that should be payable from that Rent Review Date ("the Lessee's Proposed Rent").

            2.3.1.3 If the Lessee  gives the  notice  referred  to in  paragraph
                    2.3.1.2. above within the time therein specified the Lessor may accept the Lessee's Proposed Rent as the Rent payable by the Lessee to the Lessor on and from that Rent Review Date. If the Lessor does not accept the Lessee's Proposed Rent the Lessor shall give notice in writing of that fact to the Lessee ("the Non-Acceptance Notice"). If the annual Rent payable from a Rent Review Date (the "Reviewed Rent") is not otherwise agreed by the Lessor and the Lessee prior to the relevant Rent Review Date the Reviewed Rent shall be the then Current Market Rental Value determined in the manner specified in paragraph 2.3.1.4 and subsequent paragraphs below.

            2.3.1.4 The Reviewed Rent shall be determined by two (2) Valuers one
                    (1) appointed by the Lessor and (subject to the following provisions) one appointed by the Lessee (together "the Appointed Valuers"). The Lessor and the Lessee shall appoint their respective Valuers within fourteen (14) days after the date the Lessee receives the Non-Acceptance Notice and shall each notify the other within that period of their appointed Valuer. If the Appointed Valuers fail to agree on the Reviewed Rent then the Reviewed Rent shall be determined by a third Valuer ("the


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

                    Arbitrator") appointed by the Appointed Valuers. The Arbitrator shall act as an umpire in accordance with the provisions of the Commercial Arbitration Act 1985 and his decision shall be final and binding on both the Lessor and the Lessee.

            2.3.1.5 If either  the  Lessor or the  Lessee do not  appoint  their respective Valuers or if the Appointed Valuers do not appoint the Arbitrator then any of those appointments shall be made on behalf of the party which did not make the appointment by the President of the Institute of Valuers upon the request of either the Lessor or the Lessee as the case may be.

            2.3.1.6 The  costs  of the  determination  of each of the  Appointed
                    Valuers shall be borne by the party which appointed them or on whose behalf they were appointed pursuant to subclause
                    2.3.1.5 and the costs of the Arbitrator shall be borne equally by the Lessor and the Lessee.

      2.3.2 Until the annual Rent from a Rent Review Date is agreed or determined the Lessee shall pay to the Lessor a rental equivalent to the Rent payable immediately prior to the Rent Review Date, Any further sum which shall be payable by the Lessee from the Rent Review Date as a result of agreement or determination (as the case may be) shall be paid in full to the Lessor immediately that sum is known.

      2.3.3 Notwithstanding the failure by the Lessor for any reason to give the notice referred to in paragraph 2.3.1.1 above within the time therein specified the right to give the notice and the effect of the notice (whenever given) shall remain in full force and effect as if it had been given within the specified time.

      2.3.4 In no event shall the Rent be less than that payable immediately before the relevant Rent Review Date.

3.    LESSEE'S COVENANTS

The Lessee COVENANTS with the Lessor that:

3.1   Payment of Rent

      The Rent shall be paid by the Lessee free of deductions to the Lessor at the times, in the manner and at the address referred to in Item 3 of the Schedule or to such other place or to such agent or to such bank or other financial institution account as the Lessor shall from time to time specify by notice in writing to the Lessee.


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3.2   Operating Expenses

      The Lessee shall pay to the Lessor the Lessee's Proportion of Operating Expenses in the manner provided in this clause 3.2:

      3.2.1 In this clause 3.2 the following terms have the following  meanings:


            "Accounting Period" means the Preliminary Period or Lease Year as the case may be;

            the Aggregate Operating Expenses shall mean the total amount expended by the Lessor including provisions and adjustments appropriate for the Preliminary Period or any Lease Year (as the case may be) on the following items:

            (a) all rates and charges payable to the relevant Local Authority Metropolitan Authority Water and sewerage rates and charges for excess water and any other rates and charges payable to any other Local or Public Authority in respect of both the Building and/or the Land (other than those assessed in respect of the Premises);

            (b) all Land Tax Metropolitan Improvement Tax or any similar tax and other taxes rates charges and assessments and other outgoings of a like nature now or hereafter imposed payable or charged upon the Land or the Building or otherwise chargeable against or to the Lessor whether Governmental, semi-Governmental, Municipal or otherwise (other than those payable in respect of the Premises) PROVIDED THAT for the purpose of this clause Land Tax and Metropolitan Improvement Tax shall be calculated on the basis that the land on which the tax is assessed is the only land of which the Lessor is the owner within the meaning of that term in the Land Tax Assessment Act 1976;

            (c) all costs including electricity and any other source of power used or associated with the running maintenance and repair of all plant machinery end equipment including the fire sprinkler system Air Conditioning Plant lifts elevators and lighting installed by the Lessor in and including but without limiting the generality aforesaid the fees and/or premiums payable to specialist contractors and/or the wages paid to permanent staff employed and the cost of materials used by the Lessor in or about the maintenance and servicing of such plant and equipment;

            (d) insurance including insurance on structures and breakdown insurance in respect of machinery therein; Public Risk insurance effected by the Lessor on behalf of the Lessor and the Lessee and all other Lessees or occupiers of the Building; Workers' Compensation, Common Law and Statutory Liability insurance in respect of employees employed on in or about the Common Areas; loss of rent insurance and any other insurance effected by the Lessor in relation


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                  to any risk relation to the Lessor's  ownership or interest in the Building the Common Areas or the Land;

            (e)   cleaning of the Common Areas and signs;

            (f) lighting of the Common Areas and signs including replacement of light globes and fluorescent tubes;

            (g) gardening and landscaping expenses reasonably incurred by the Lessor;

            (h)   caretaking expenses reasonably incurred by the Lessor;

            (i)   maintenance and repairs of the Building and the Common Areas;

            (j)   garbage and waste disposal:

            (k)   cost of administration of the Building;

            (l) any other expenditure reasonably and properly incurred by the Lessor in the operation and promotion of the Building and any additions thereto;

            (m) such sum (but in any year not exceeding FIVE PERCENTUM (5%) of all other operating expenses of that Lease Year) in each Lease Year as the Lessor may reasonably decide to set aside as a fund to cover repairs renovations replacements and maintenance of a substantial but infrequent or irregular nature of the Building PROVIDED ALWAYS THAT any expenditure of the nature aforesaid shall only be deemed as an operating expense as otherwise herein provided to the extent to which the fund shall not be sufficient at that time when such expenditure is actually made;

            (n) all taxes and statutory charges associated with the matters mentioned in this clause including but not limited to payroll-tax, financial institutions duty, bank debits tax, tax on goods and services and taxes of a type not charged at the Commencement Date but excluding only income tax or other tax imposed upon the Lessor otherwise than in respect of ownership or operation of the building;

            (o) management fees payable by the Lessor to any agent for managing this Lease or the Premises;

                  but  excludes if the Premises do not comprise the whole of the
                  Land:

                  (i) any item of expenditure incurred as a result of some only of the premises in the Building or on the Land being open outside the standard trading hours if the Premises were not so open;


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                  (ii)  any item of  expenditure  that is not  referable  to the
                        Premises;

                  (iii) any item of  expenditure  that is assessed in respect of other premises in the Building or on the Land and which is payable by the occupier of that other premises;

            "Lease Year" shall mean each twelve month period from 1st July to 30th June inclusive in each year during the term of this lease. "Lease Year" also includes the period from the 1st July to the date the Lease expires or is otherwise terminated;

            "Lessee's Proportion of Outgoing Expenses" means the whole of the Aggregate Operating Expenses.

            "Operating Expenses Statement" means the written statement required to be given by the Lessor to the Lessee pursuant to s12(d)(ii) of the Retail Shops Act.

            "the Preliminary Period" shall mean the period commencing midnight on the day preceding the Commencement Date of this Lease and terminating at midnight on the 30th June next following the Commencement Date;

      3.2.2 Prior to the Commencement Date of this Lease and prior to the 30th June in each Lease Year or as soon as practicable thereafter the Lessor shall notify the Lessee in writing of the estimated amount of the Aggregate Operating Expenses for the Preliminary Period and for each succeeding Lease Year (as the case may be) and of the Lessee's Proportion of Operating expenses.

      3.2.3 The Lessee shall pay to the Lessor on account of the Lessee's Proportion of Operating Expenses an amount to be calculated as follows:

            (a) for the Preliminary Period the Lessee shall pay to the Lessor the Lessee's Proportion of Operating Expenses as notified to the Lessee pursuant to clause 3.2.2 for the Preliminary Period by equal calendar monthly payments in advance payable on the days on which Rent is payable as herein provided;

            (b) for the residue of the Term the Lessee shall pay to the Lessor the Lessee's Proportion of Operating Expenses as notified to the Lessee pursuant to clause 3.2.2 for the relevant Lease Year by equal calendar monthly instalments in advance payable on the days on which Rent is payable as herein provided.


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3.3   Goods and Services Tax

      3.3.1 In this clause:


            3.3.1.1 "the  Act"   means  all  acts,   statutes   or  other   laws
                    implementing the GST including all amendments thereto;

            3.3.1.2 if the expressions (or any of them) "Goods",  "Services" and
                    "Taxable Supply" are defined in the Act, they will have the same meaning assigned to them by Act;

            3.3.1.3 "Lease  Payments"  means any payment  required to be made by the lessee to the Lessor pursuant to this Lease including but not limited to Rent and Lessee's Proportion of Operating Expenses (if applicable).

      3.3.2 If a GST applies or may apply to impose tax on the Lease Payments or any part thereof, then with effect as and from such date as may be nominated in writing by the Lessor in its absolute discretion, the following will apply:

            3.3.2.1 this Lease will be treated as taxable;

            3.3.2.2 the Lessee must do  everything  reasonably  requested by the
                    Lessor including the making of any election required under the Act to ensure that this Lease is treated as taxable for GST purposes from the nominated date:

            3.3.2.3 the Lease Payments are not inclusive of GST:

            3.3.2.4 despite any other  provision  contained in this Lease to the contrary:

                    3.3.2.4.1 the Lessor can either require the Lessee to pay or may recover from the Lessee, in addition to the Lease Payments, the amount of any GST which is Chargeable on any Lease Payments or Taxable Supply under or in connection with this Lease;

                    3.3.2.4.2 unless  the  Lessor,  in its  absolute  discretion otherwise directs (which direction the Lessee must promptly observe), the Lessee must pay any amount payable under this clause on the date on which the Lease


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                              Payments  or  the  relevant   portion  thereof  is
                              payable;

            3.3.2.5 if the  Lessee  defaults in  payment on  the due date of any amount under the preceding paragraph then, without prejudice to the Lessor's other rights and remedies, the Lessee must pay to the Lessor upon demand an amount equal to the amount of any additional tax, fine or penalty that has become chargeable or payable under the Act plus an amount sufficient to provide for any further GST chargeable on such payment;

            3.3.2.6 as  between  the Lessor  and the  Lessee,  the Lessor is not obliged to pay for any GST or additional tax, fine or penalty or to take any other steps to minimize the same until the corresponding payment is received from the Lessee.

      3.3.3 To the extent, if any, to which the previous provisions of this clause or other provisions of this Lease do not already require the Lessee to pay to the Lessor an amount equal to any GST which is charged or levied or paid by the parties ("Additional GST") in connection with procuring the goods, services and other things which the Lessor in turn provides to the Lessee under or in connection with this Lease, then so much of the Additional GST for which the Lessor cannot or does not obtain a credit against the Lessor's liability to pay GST, as may be attributed to the goods, services and other things provided under or in connection with this Lease will be paid by the Lessee to the Lessor upon demand.

3.4   Power Telephone and Other Services

      The Lessee shall pay not later than seven (7) days prior to the due date for payment specified in the first account or demand received in respect thereof all charges for water, excess water, gas, electricity, fuel, telephone or other services, utilities or facilities (in respect or meter rental use or consumption calls reconnection relocation or otherwise) relating to the Premises or the use or occupation thereof.

3.5   Payment of Costs

      The Lessee shall pay on demand to the Lessor.

      3.5.1 all reasonable legal costs charges and expenses incurred by the Lessor as a result of or attributable to any default or alleged default by the Lessee in observing or performing any of the Lessee's Covenants including without limitation all costs charges expenses and fees relating to the preparation and service of a notice under


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            Section  81 of the  Property  Law Act 1969  requiring  the Lessee to remedy any breach of any of the Lessee's covenants notwithstanding that forfeiture for the breach shall be avoided otherwise than by relief granted by the Court;

      3.5.2 the costs of the Lessor's solicitors of and incidental to the instructions for and drawing and engrossing and stamping and registering this Lease and all counterparts thereof and all negotiations and drafts in respect thereto;

      3.5.3 interest at the Prescribed Rate on all Rent and other monies payable by the lessee to the Lessor under this Lease but unpaid for more than seven (7) days from the respective due date computed on daily basis on the amount from time to time remaining owing from and including the due date until the date of payment.

3.6   Indemnities

      The Lessee shall use occupy and keep the Premises at the risk of the Lessee in all respects and releases to the full extent permitted by law the Lessor its employees agents and contractors from all costs claims actions proceedings demand expenses judgments damages or losses of any kind whatever resulting from or attributable to any accident damage loss death or injury occurring at in or on or in the vicinity of the Premises except to the extent that the same is caused by the negligence on the part of the Lessor its employees agents or contractors. Without limiting the generality of the foregoing the Lessee shall indemnify and keep indemnified the Lessor from and against:

      3.6.1 all costs claims actions proceedings demands expenses judgments damages and losses suffered or incurred by the Lessor in connection with or resulting from the loss of life of or personal injury to any person or damage to any property wherever occurring arising from or out of or attributable to any occurrence in or about the Premises occasioned wholly or in part by any act neglect default or omission by the Lessee or any of the Lessee's Employees or Visitors at in or on or in the vicinity of the Premises; and

      3.6.2 any damage to the Premises or any other land or building or other property arising from or attributable to;

            3.6.2.1 the  negligent  use or  misuse  by the  Lessee or any of the
                    Lessee's Employees or Visitors of any fixtures and fittings furnishings plant or equipment used or required in connection with the Lessor's Purposes or to the negligent use, misuse, waste or abuse of the water, gas, fuel, electricity, or other services or utilities or facilities in the Premises; or

            3.6.2.2 the escape overflow or leakage of water or other fluids having origin within the Premises or of rain water.

3.7   Insurance

      3.7.1 Notwithstanding anything appearing in clause 3.2 the Lessee shall at the Lessee's expense effect and at all times maintain with a public Insurance office approved by the Lesser on behalf of the Lessee end the Lessor for their respective rights and interests:

            3.7.1.1 a policy to cover all plate  glass (if any) in the  Premises against damage or destruction to the full insurable value thereof and

            3.7.1.2 a public liability policy with a cover of not less than FIVE
                    MILLION DOLLARS (S5,000,000.00) or any increased sum which the Lessor may from time to time specify in respect of anyone occurrence. The policy of Insurance shall cover all claims demands proceedings judgments damages costs and losses of any nature whatsoever in connection with the loss of life of and or personal injury to any person and or damage to any property (wheresoever occurring) arising from or out of any occurrence at or in the vicinity of the Premises or any part thereof or occasioned wholly or in part by an act neglect default or omission by the Lessee or by the Lessee's Employees or Visitors.

      3.7.2 All monies  recovered in  respect of any insurance under  paragraphs
            3.7.1.1 and 3.7.1.2 above shall be forthwith expended by the Lessee in the satisfaction reinstatement or replacement of those items for which the monies are received to the extent that those monies are sufficient for the purpose and the Lessee shall make up any deficiency from the Lessee's own monies.

3.8   Evidence of Insurance and Renewal

      The Lessee shall pay not later than seven (7) days prior to the date for payment specified in the first premium notice or demand received in respect thereof all premiums in respect of the insurances to be effected and maintained by the Lessee as herein provided and on demand shall produce any evidence of the policies and of the renewal thereof which the Lessor may from time to time require.

3.9   Voiding Insurance Policies

      The Lessee shall not at any time during the Term do, permit or suffer to be done any act matter or thing upon the Premises whereby any insurances in respect of the Premises may be vitiated or rendered void or voidable or whereby the rate of premium on any insurance shall be liable to be increased. If the Lessee shall do or permit to be done any act matter or thing which has the effect of invalidating or avoiding any policy of insurance taken out by the Lessor or the Lessee then the Lessee shall be responsible for any damage or loss which they may suffer or incur as a result thereof and shall pay to the Lessor any increased amount of premium over the existing premium which may be charged on any insurance covering the Premises (or the Building of which the Premises forms a part if the Premises are only part of the Building) (and anything contained therein) if the increased amount is used by the nature of the business from time to time carried on by the Lessee or other occupier on the Premises or by reason of any act or omission of the Lessee or other occupier of the Premises

3.10  Hazards

      The Lessee shall not without obtaining the Lessor's prior written consent bring onto or keep or permit to be brought onto or kept in or about the Premises any article thing or substance of a dangerous hazardous or inflammable nature or permit any conduct in or about the Premises which shall or may increase the rate of any premium payable in respect of any policy of insurance in relation to the Premises. If:

      3.10.1 in contravention of the above any policy of insurance is invalidated avoided or the payment of any monies thereunder refused then without prejudice to any other claims or rights of the Lessor: and

      3.10.2 as a result of a contravention of the above any extra premium shall be payable in respect of any insurance policy the Lessee shall forthwith pay all extra premiums.

3.11  Repairs and Maintenance

      The Lessee shall at the Lessee's expense:

      3.11.1  keep the  Premises  and all  additions  thereto the  exterior  and interior entrances thereto and all plate glass (if any) all sewerage water electrical and plumbing installations fixtures and fittings all Air-Conditioning Plant floor coverings windows partitions fixtures fittings plant equipment and furnishings including doors door locks and fittings therein clean and in good substantial and functional repair order and condition (damage by any risk insured against to the extent of the monies recovered under any insurance cover excepted):

      3.11.2 repair and make good any damage to the premises or any fixtures and fittings furnishings plant and equipment respectively comprised therein resulting from or attributable to the want of care negligence misuse or abuse by the Lessee or any of the Lessee's Employees or visitors or from any breach of any of the Lessee's Covenants; and

      3.11.3 replace forthwith in the Premises an electric light fittings light bulbs globes and fluorescent tubes which may become damaged broken or which shall fail to function.

3.12  Painting

      Unless specified to the contrary in item 9 of the Schedule during the final two (2) months of the Term or upon the earlier determination of the Term and if the Term Is extended or renewed during the last two (2) months or any extended or renewed term or upon the earlier determination thereof the Lessee shall paint, paper and decorate all those parts of the interior and exterior of the Premises as have been previously painted papered or decorated in a good and tradesmanlike manner and with good quality and suitable materials in colours and designs previously approved of by the Lessor.

3.13  Cleaning

      The Lessee shall at the Lessee's expense;

      3.13.1 Keep the Premises end its entrances and surrounds in a thorough state of cleanliness and not allow to accumulate or remain therein or thereabouts any discarded rubbish papers cartons boxes containers or other waste products and shall leave such rubbish or containers outside the Premises only in those areas and at those times and for those periods from time to time prescribed for that purpose by the Lessor:

      3.13.2 Keep the Premises free and clear of all rodents vermin insects birds animals termites and other pests end if the Lessee fails to do so the Lessee shall if and so often as necessary employ pest exterminators approved by the Lessor to carry out the necessary work: and

      3.13.3 If required by the Lessor permit access by any cleaning contractor and its employees and sub-contractors nominated by the Lessor to the Premises at all necessary times for cleaning purposes.

3.14  Further Repairs and Maintenance

      The Lessee shall at the Lessee's expense:

      3.14.1 keep and maintain all fixtures fittings furnishings plant and equipment in the Premises in a clean and fully functional condition (damage by any risk insured against to the extent of the monies recovered under any insurance cover excepted);

      3.14.2 employ forthwith upon the same becoming necessary such qualified tradesmen or contractors approved by the Lessor to remedy any malfunction in any fixtures fittings furnishings plant and equipment;

      3.14.3 clean regularly any grease traps (whether within the Premises or not) serving the Premises;

      3.14.4 keep and maintain all gardens, lawns, court yards, grounds and yards (if any) in a good, clean, neat and tidy state of repair and condition; and

      3.14.5 keep the Lessor indemnified in respect of all the matters referred to in paragraphs 3.14.1, 3.14.2 and 3.14.3 above.

3.15  Malfunctions in the Premises

      The Lessee shall pay to the Lessor forthwith upon demand the cost of remedying any malfunction in or damage to any of the Lessors fixtures fittings furnishings plant and equipment in the Premises caused by or contributed to by any act neglect or default on the part of the Lessee or the Lessee's Employees or Visitors.

3.16  No Alterations or Additions

      3.16.1 The Lessee shall not without obtaining the prior written approval of the Lessor:

              3.16.1.1 make or permit to be made any alterations or additions in the construction or arrangement of the Premises (including without limitation any partitions or any major plumbing electrical airconditioning emergency or other installations or services in or used in connection with the Premises):

              3.16.1.2 cut maim or injure any of the walls proofs partitions Umbers doors or floors of the Premises; or

              3.16.1.3 erect or install any internal partitions fixtures or fittings in the Premises.

      3.16.2  Any works approved by the Lessor shall be carried out:

              3.16.2.1 only by contractors or tradesmen approved of by the Lessor and in accordance with plans specifications and schedules of works materials and finishes approved in writing by the Lessor before any works are commenced: and

              3.16.2.2 at the Lessee's expense in all respects including the costs of any architects builders or other qualified persons consulted by the Lessor in considering any proposals and in examining the progress and completion thereof and all costs in relation to the relocation or alteration of or adjustment to any major plumbing electrical air-conditioning emergency or other installations and services affected by those works.

     3.16.3 At the expiration or sooner determination of the Term the Lessee shall if so required by the Lessor and at the Lessee's expense restore the Premises to their condition as existed prior to the carrying out of any works and make good to the reasonable satisfaction of the Lessor all damage to the Premises occasioned thereby.

3.17  Legislation Orders and Regulations

      3.17.1 The Lessee shall at the Lessee's expense duly and punctually comply with and observe and indemnify the Lessor in respect of all present and future Acts (State or Federal) ordinances orders regulations and by-laws and all orders requirements and notices from or by any Local or Public Authority which relate or apply to the Premises or any part thereof or the use or occupancy thereof or the number or sex of the persons working in or from or at any time occupying or visiting the Premises including the carrying out of any repairs alterations or works to or the provision of fire alarms or other emergency services in or for the Premises.

      3.17.2 If any compliance or observance includes a requirement for structural alterations or additions to the Premises the Lessee's obligations hereunder shall in respect thereof only apply thereto insofar as they relate to the Lessee's business or the use to which the Premises are put by the Lessee or the number or sex of the Lessee's Employees or Visitors.

      3.17.3 All works which the Lessee is required to carry out shall be carried out only by contractors and tradesmen approved of by the Lessor and in accordance with plans specifications and schedules of works materials and finishes approved in writing by the Lessor before any works are commenced.

3.18  Permitting Lessor to Enter and Inspect

      When and so often as the Lessor shall require the Lessor may by itself and or any person so authorised by the Lessor enter the Premises at all reasonable times and upon giving reasonable prior notice (except in case of emergency) to the Lessee to view the state of repair and condition thereof and to make any reasonable investigations which the Lessor may deem necessary to ascertain whether or not there has been any breach of any of the Lessee's Covenants and to serve upon the Lessee a notice in writing of any default there found requiring the Lessee to remedy the default in accordance with any covenant.

3.19  Lessor's Rights to Repair

      3.19.1 If the Lessee fails to remedy any breach of any of the Lessee's obligations to repair under the terms of this Lease within fourteen (14) days of the date of service of a notice upon the Lessee requiring the Lessee to remedy the breach the Lessor without being under any obligation so to do may itself or by its employees agents and contractors without further notice enter the Premises at any time and to any extend necessary remain thereon with all necessary plant equipment and materials and carry out any repairs which the Lessor shall think fit.

      3.19.2 If in the Lessor's opinion any repairs for which the Lessee is liable are required to be carried out as emergency repairs the Lessor and the Lessor's employees agents and contractors may without any prior notice enter and to any extent necessary remain on the Premises at any time to carry out any of those repairs and in respect of any work carried out by the Lessor pursuant to this subclause or the preceding subclause the Lessee shall pay on demand to the Lessor or the cost and expenses (Including interest at the Prescribed Rate) incurred in making the repairs and shall indemnify the Lessor from and against any loss or liability incurred by the Lessor in respect of the default.

3.20  Air-Conditioning Plant

      Where any Air-Conditioning Plant is provided or installed in the Premises by the Lessor:

      3.20.1  the  Lessee  shall  at all  times  comply  with  and  observe  the reasonable requirements of the Lessor in relation to the Air-Conditioning Plant and shall not do. or permit or suffer to be done, anything in relation to the same or otherwise which might interfere with or impair the efficient operation of the Air-Conditioning Plant;

      3.20.2 if the Air-Conditioning Plant fails to function for any reason, the Lessee shall not by reason of any failure be entitled to determine this Lease, nor shall the Lessee have any right to abatement of Rent or any right of action or claim for compensation or damages against the Lessor in respect thereof;

      3.20.3 the Lessee shall allow the Lessor and the Lessor's engineers, mechanics, consultants and workmen at reasonable times and upon giving reasonable prior notice to the Lessee to enter and to the extent necessary to remain on the Premises to examine all or any of the Air-Conditioning Plant but that in carrying out such examination the Lessor shall not cause any undue interference to the Lessee in the Conduct of business in the Premises;

      3.20.4 the Lessee shall at all times during the Term, keep the Air-Conditioning Plant in good working order and shall repair and maintain the Air-Conditioning Plant whenever required in accordance with the manufacturer's specifications relating to the same; and

      3.20.5 the Lessee shall not cover or obstruct any ducts inlets or outlets of the Air-Conditioning Plant.

3.21  No Auction Sales

      The Lessee shall not hold nor permit any auction fire or bankruptcy sale in the Premises without obtaining the prior written consent of the Lessor.

3.22  Keeping Authorised Signs In Good Order

      The Lessee shall at all times maintain in good order condition and repair (damage by any risk insured against to the extent of the monies recoverable under any insurance cover excepted) and if appropriate pay all monies payable under and comply with all licence or leasing agreements in respect of any television or radio antenna or mast or other apparatus sign awning canopy decoration lettering advertising device notice matter or thing approved by the Lessor pursuant to clause 3.24.

3.23  Nuisance

      The Lessee shall not do or permit to be done in or about the Premises;

      3.23.1  anything  which  may  be  a  nuisance  grievance   disturbance  or
              annoyance to the Lessor or to any tenant or occupier of other premises in the vicinity of the Premises: or

      3.23.2 any act matter or thing whereby a nuisance or anything in the nature of or which may be deemed to be a nuisance by any Local or Public Authority body or person or within the meaning of any Act (State or Federal) now or hereafter in force or any regulations or by-laws made thereunder may exist arise or Continue upon or in connection with the Premises or any business carried on therein or therefrom or the use or occupation thereof and to abate forthwith any nuisance or alleged nuisance and carry out and comply with the provisions of every Act regulations and by-laws and with every order notice or requirement of any Local or Public Authority in reference thereto.

3.24  Use of Premises

      The Lessee shall:

      3.24.1 use the Premises only for the purpose of conducting therein the business described in Item 6 of the Schedule and shall not without obtaining the prior written consent of the Lessor use the Premises for any other purpose;

      3.24.2 obtain from any Local or Public Authority any approvals permits consents or licenses required by law to carry on the Lessee's business from the Premises;

      3.24.3 not use or permit to be used the Premises for any unlawful immoral noxious noisy offensive trade business occupation or calling; and

      3.24.4 not use or permit to be used the Premises for any residential purposes.

3.25  Town Planning

      The Lessee shall not do or permit to be done anything in breach of an applicable town planning scheme or zoning or whereby the zoning or permitted use of the Premises for their present purposes under any Act bylaw order or scheme relating to town planning may be prejudiced or altered.

3.26  Lessee's Representative

      The Lessee shall notify the Lessor and the Lessor's Agent (if any) of the name address and business and after hours telephone number of a person to be authorised by the Lessee to control any internal security system within the Premises to enable the Lessor or the Lessor's agents or contractors to gain access to the Premises whenever pursuant to the terms of this Lease access is required or permitted and to advise the Lessor forthwith in writing of any change of the nominated person or other particulars.

3.27  Access to Premises

      The Lessor shall be entitled by itself and by its employees consultants inspectors agents and contractors whenever deemed necessary by the Lessor to enter (and to the extent necessary to remain on) the Premises at all reasonable times and upon giving reasonable prior notice to the Lessee with all necessary plant equipment and materials to erect make excavate lay or install in on over or under the Premises and to make use of any pipe wire amplifier light alarm channel drain sump vent duct inlet outlet plant or machinery or other thing requisite for or in addition to any of the Lessor's Purposes and to enter upon the Premises at those times for the purpose of inspecting removing maintaining replacing repairing servicing altering or adding thereto in or about the Premises or the walls floors and ceilings thereof. The Lessor shall cause as little inconvenience disruption or damage to the Lessee as possible and the Lessee shall have no right to any abatement of Rent or compensation or damages in respect thereof.

3.28  Assignment and Subletting

      3.28.1  The  Lessee  shall  not  assign  sublet   transfer  or  part  with
              possession of or mortgage charge or otherwise encumber the Premises or any part thereof or the benefit of this Lease or any estate or interest therein or herein without obtaining the prior written consent of the Lessor and the provisions of Sections 80 and 82 of the Property Law Act 1969 shall not apply to this Lease. The Lessor's consent shall not be unreasonably withheld if:

              3.28.1.1 the Lessee shall prove to the satisfaction of the Lessor that the proposed sub-lessee or assignee is a respectable responsible and solvent person of sound financial standing capable of adequately carrying on the business to be carried on by him in the Premises;

              3.28.1.2 all Rent and other monies (and interest) then due and payable by the Lessee pursuant to this Lease shall have been paid;

              3.28.1.3 there shall not be at the time the consent is sought or at the date any sublease or assignment is to take effect any subsisting breach of any of the Lessee's Covenants;

              3.28.1.4 In the case of an assignment the assignee executes a Deed whereby the assignee covenants with the Lessor to observe and perform all of the Lessee's Covenants and the Lessee releases the lessor from all claims which the Lessee may then have or may thereafter have against the lessor in respect of or in any way arising from this Lease the Deed to be prepared by the Lessor's solicitors

              3.28.1.5 In the case of a mortgage charge or encumbrance the encumbrancer enters into a Deed with the Lessor in a form reasonably required by the Lessor's solicitors to protect the Lessor In case of default powers being exercised;

              3.28.1.6 where any proposed sub-lessee or assignee is a Corporation the directors and principal shareholder thereof at their expense execute and complete a Deed of Guarantee and Indemnity in a form approved by the Lessor's solicitors in favour of the Lessor in respect to the payment of all Rent and the observance and performance of all of the Lessee's Covenants;


              3.28.1.7 the Lessee pays to the Lessor all reasonable costs and expenses including legal costs administrative costs stamp duty and other disbursements incurred or to be incurred by the Lessor in respect of a Deed executed pursuant to clause 3.34.1.4 or 3.34.1.5 or 3.34.1.6;

              3.28.1.8 the Lessee has delivered to the proposed assignee a completed disclosure statement in the form prescribed by
                        Section 6 of the Retail Shops Act (if applicable) signed by or on behalf of the Lessee;

      3.28.2 Where the Lessee is a corporation (not being a company whose shares are listed on any Stock Exchange in Australia) any change of the beneficial ownership or substantial shareholding (within the meaning of Part 6.7 of the Corporations Law) in the corporation or any related corporation (within the meaning of Section 50 of the Corporations Law) shell be deemed to be an assignment of the Premises and the benefit of this Lease and shall be subject to the terms specified above.

3.29  Lessee's Liabilities to Continue

      The covenants and agreements on the part of any assignee or sub-lessee with the Lessor expressed or implied in any Deed evidencing any assignment or sub-lease shall be deemed to be supplementary to those contained In this Lease and shall not in any way relieve or be deemed to relieve the Lessee from the Lessee's liabilities hereunder during tile Term and the Extended Term (if any).

3.30  Caveats

      The Lessee may during the Term lodge a subject to claim caveat against the Land. The Lessee shell not at any time lodge an absolute caveat against the Land. The Lessee shall at the expiration or sooner determination of the Term or upon assigning this Lease or at any time at the request of the Lessor sign and lodge at the Lessee's expense a proper registrable withdrawal of any subject to claim caveat lodged against the Land by the Lessee. If the Lessee lodges an absolute caveat or falls to withdraw any subject to claim caveat the Lessee in consideration of the Lessor granting this Lease to the Lessee irrevocably APPOINTS the Lessor the agent and attorney of the Lessee to Sign and lodge any withdrawal of caveat the cost of which shall be borne and paid by the Lessee forthwith upon demand.

3.31  Give Notices

      The Lessee shall forthwith:

      3.31.1 on receipt thereof give to the Lessor copies of any notice received by the Lessee from any court or Local or Public Authority relating to the Premises or any part thereof or the use or occupation thereof;

      3.31.2 upon any person dying or receiving any injury in the Premises or upon any accident occurring to or defect being found in any sanitary water gas or electric pipes or wires fixtures fittings plant or equipment or furnishings in the Premises give to the Lessor written notice and those full particulars thereof known to the Lessee; and

      3.31.3 give to the Lessor and any appropriate Local or Public Authority written notice of any infectious illness occurring on the Premises and shall at the Lessee's expense thoroughly fumigate and disinfect the Premises to the satisfaction of the Lessor and those authorities and otherwise comply with their reasonable requirements in regard thereto.

3.32  Permit Intending Tenants or Purchasers to Inspect

      3.32.1 At all times within the period of three (3) months immediately prior to the expiration or sooner determination of the Term the Lessee shall permit the Lessor and the Lessors Agent at all reasonable times and upon giving reasonable prior notice to the Lessee to enter the Premises with and exhibit the same to prospective tenants and the Lessee shall allow the Lessor to affix and exhibit where the Lessor shall think fit any notice or sign for reletting the Premises.

      3.32.2 The Lessee shall allow the Lessor and the Lessor's Agent at reasonable times and upon giving reasonable prior notice to the Lessee during the Term to enter the Premises with and exhibit the same to prospective purchasers and the Lessee shall allow the Lessor to affix and exhibit where the Lessor shall think fit any notice or sign for selling the Premises and the Lessee shall not without obtaining the Lessor's consent remove deface or obscure any notice or sign nor permit the same to be removed defaced or obscured.

3.33  Remove Fixtures and Fittings

      Before the expiration or sooner determination of the Term the Lessee shall remove from the Premises all items which shall have been erected or installed by the Lessee or any previous tenant or occupier of the Premises during the Term (other than any fixtures and fittings plant equipment and furnishings which in the reasonable opinion of the Lessor from an integral part of the Premises Including without Illumination all light fittings located in or affixed to the Premises) and make good to the satisfaction of the Lessor any damage whatsoever caused to the Premises by such erection installation or removal, If required by the Lessor the Lessee shall also re-alter any alterations made to the Premises during the Term so that the Premises are restored to their condition as at the Commencement Date. Any fittings fixtures plant equipment and furnishings not removed by the Lessee either as of right or by requirement of the Lessor after the expiration or other termination of this Lease shall be deemed to have been abandoned by the Lessee and shall be and become the property of the Lessor without any right by the Lessee to make any claim whatever against the Lessor in respect thereof.

3.34  Keep Secure

      The Lessee shall:

      3.34.1 use its best endeavors to protect and keep safe the Premises and any property contained therein from theft or robbery: and

      3.34.2 keep all doors windows and other openings closed and securely fastened when the Premises are not in use.

3.35  Yield Up

      At the expiration or sooner determination of the Term the Lessee shall yield and deliver up possession of the Premises to the Lessor in a good and substantial repair order and condition and state or cleanliness and decoration consistent with the due and punctual observance and performance by the Lessee of the Lessee's Covenants and shall surrender to the Lessor or the Lessor's Agent all keys cards switching equipment combinations identification cards or other devices for or enabling the Lessee or the Lessee's Employees or Visitors to gain access to the Premises or any part thereof.

4.    LESSOR'S COVENANTS

      The Lessor COVENANTS with the Lessee to the intent to bind the registered proprietor from time to time of the Land but not so as to render the Lessor personally liable for any breach of any of the covenants on the Lessor's part herein expressed or implied unless arising from the negligent acts of tie Lessor or the Lessor's agents or employees while the Lessor remains the registered proprietor of the Land that the Lessee duly paying the Rent and other moneys hereby reserved and observing and performing the other Lessee's Covenants shall peaceably and quietly hold and enjoy the Premises during the Term without any interruption by the Lessor or any person rightfully claiming through under or in trust for the Lessor except as herein authorised.

5.    MUTUAL COVENANTS

      The Lessor and the Lessee MUTUALLY COVENANT that:

5.1   Damages

      5.1.1 The Lessee's obligations to observe or perform the Lessee's Covenants shall survive the expiration or other termination of this Lease and if the Lessee shall not have observed and performed the same The Lessor may In addition to any other rights at its option cause or do all things necessary for the observance and performance and the Lessor may recover from the Lessee as a liquidated debt payable on demand the costs and expenses thereof together with interest at the Prescribed Rate on the amount thereof from time to time remaining owing from the date at the expenditure of the costs to the date of repayment thereof by the Lessee to the Lessor.

      5.1.2 In respect of each day following the date of the expiration or sooner determination of this Lease until the date on which the
            Lessee shall complete the observance and performance of the obligations of the Lessee's Covenants or any earlier date on which the Lessor shall in exercise of its powers conferred by this Lease cause any default by the Lessee in the observance or performance of its obligations to be remedied the Lessee shall pay to the Lessor and the Lessor may recover from the Lessee as and by way of liquidated damages a daily sum equal to 1/365th of the aggregate of the Rent and Lessee's Proportion of Operating Expenses payable by the Lessee for or in respect of the Premises for the twelve (12) months immediately preceding the date of expiration or sooner determination of this Lease.

5.2   Default Provisions

      If:

      5.2.1 the Rent or any part  thereof  shall at any time be unpaid for seven
            (7) days after becoming due (whether formally demanded or not); or

      5.2.2 the Lessee breaches or fails to observe or perform any other of the Lessee's Covenants and the breach non-observance or non-performance shall continue alter the expiration of fourteen (14) days (or, such further time as the Lessor may in any case specify) of written notice to the Lessee to remedy the same; or

      5.2.3 the Lessee shall go into liquidation or become bankrupt or enter into any composition arrangement with or assignment for the benefit of the Lessee's creditors; or

      5.2.4 the Lessee shall have appointed under any Act or instrument or by order of any court a manager an administrator, a trustee, a receiver or a receiver and manager or liquidator in relation to any part of the Lessee's undertakings assets or property: or

      5.2.5 the Premises shall be abandoned.

      THEN and in any such case (but subject to and this clause shall not apply to the extent of inconsistency with the Bankruptcy Act 1966) the Lessor may at its option re-enter occupy and resume possession of the Premises or any part thereof (with or without re-entering the Premises) by written notice to the Lessee terminate this Lease and thereupon this Lease (other than the provisions hereof applying for the benefit of the Lessor after the expiration of the Term) the Term shall cease and determine but without releasing the Lessee from the obligation to pay the Rent and Lessee's Proportion of Operating Expenses accrued up to the time of the re-entry and without prejudice to the right of action of the Lessor in respect of any breach of the Lessee's Covenants.

5.3   Essential Term

      The Lessee's covenants:

      5.3.1 to pay the Rent and the Lessee's  Proportion of Operating  Expenses;
            and

      5.3.2 not to assign, sublet, transfer or part with possession of the Premises or any part thereof or of the benefit of this Lease without obtaining the prior written consent of the Lessor.

      are essential terms of this Lease and any breach of any of those covenants shall be regarded by the Lessor and the Lessee as a fundamental breach and repudiation by the Lessee of this Lease. If the Lessor determines this Lease following such a breach and repudiation then (without prejudicing or limiting any other right or remedy of the Lessor arising from the breach or otherwise under this Lease) the Lessor shall be entitled to recover from the Lessee and the Lessee covenants to pay to the Lessor as and by way of liquidated damages for the breach and repudiation the aggregate of the Rent and Lessees Proportion of Operating Expenses which would have been payable by the Lessee for the unexpired residue of the Term remaining after the determination after making allowances for Rent end Lessee's Proportion of Operating Expenses which the Lessor by taking reasonable steps to re-let the Premises obtains or could reasonably be expected to obtain by reletting the Premises for the unexpired residue of the Term PROVIDED THAT:

      5.3.3 any reletting shall not be required to be on terms as are herein expressed and implied:

      5.3.4 the acceptance by the Lessor of arrears or any late payment of the Rent or Lessee's Proportion of Operating Expenses shall not constitute a waiver he essentiality of the Lessee's obligations to make these payments;

      5.3.5 the Lessors entitlement to recover damages as specified above shall not be prejudiced or limited if:

            5.3.5.1 the Lessee abandons or vacates the Premises;

            5.3.5.2 the Lessor  elects to re-enter  the Premises or to determine this Lease;

            5.3.5.3 the Lessor  accepts the Lessee's  repudiation of this Lease;
                    or

            5.3.5.4 the parties' conduct constitutes a surrender by operation of law;

      5.3.6 the Lessor shall be entitled to institute proceedings to recover damages as specified above either before or after any of the events or matters referred to in paragraph 5.3.6 above;

      5.3.7 any conduct by the Lessor to mitigate damages shell not of itself constitute acceptance of the Lessee's breach or repudiation or a surrender by operation of law: and

      5.3.8 nothing herein expressed or implied shall be construed to mean that none of the other Lessee's Covenants may be an essential term,

5.4   Damage to the Premises

      If the Premises or any part thereof at any time during the Term is resumed or taken for any public purpose by any competent authority or is declared unfit for occupation or ordered to be demolished by any competent authority or is destroyed or damaged by any risk insured against so as to render the same substantially unfit for the use and occupation of the Lessee or so as (in either case) to deprive the Lessee of substantial use of the same or so as (in the case of damage or destruction) to render In the opinion of the Lessor the rebuilding or reconstruction of the Premises in its previous form impracticable or impracticable, THEN;

      5.4.1 this Lease may be terminated without compensation by either the Lessor or the Lessee by notice in writing to the other PROVIDED THAT the Lessee shall only be entitled to terminate this Lease if any policy of insurance effected in respect of any damage or destruction shall not have been vitiated or payment of the policy moneys refused in consequence of some act or default of the Lessee or any of the Lessee's Employees or Visitors and if the Lessor shall have failed to rebuild or reinstate the Premises within a reasonable time after notice in writing from the Lessee having regard to the extent of the damage and the work required to rebuild or reinstate the Premises;

      5.4.2 any termination shall be without prejudice to the rights of either party in respect of any antecedent breech matter or thing;

      5.4.3 nothing herein expressed or implied shall be deemed to impose any obligation upon the Lessor to rebuild or reinstate the Premises or to make the same fit for use and occupation of the Lessee;

      5.4.4 if the provisions of the Retail Shops Act apply to this Lease then unless approval has been obtained from tile Commercial Registrar for the termination of the Lease pursuant to the preceding provisions of this clause pursuant to Section 13(7) of the Retail Shops Act, the Lessor may only terminate this Lease pursuant to this sub-clause at a time after the day mentioned in Section 13(1)(a) or (b) (as the case may be) of that Act; and

      5.4.5 if any such resumption damage or destruction of the Premises occurs the Rent or a proportionate part thereof depending on the nature or extent of the resumption destruction or damage shall abate until the Premises shall have been rebuilt or reinstated or made fit for the occupation and use of the Lessee or until the Lease shall have been terminated pursuant to the provisions of paragraph 6.4.1 above as the case may be. Until mutual agreement between the Lessor and the Lessee as to the extent of the abatement or until determined as provided herein the Lessee shall continue to pay the Rent In full and upon any agreement or determination the Lessor shall refund free of interest to the Lessee any Rent which according to the agreement or determination has been overpaid. If any dispute arises with respect to the extent of the abatement it shall be determined by arbitration as provided in Clause 5.14;

      5.4.6 notwithstanding anything in this sub-clause expressed or Implied the Lessee shall have no right of termination and Rent shall not abate if the destruction or damage or the fact of the Premises being declared unfit for occupation or ordered to be demolished was caused or contributed to by the Lessee or the Lessee's Employees or Visitors.

5.5   Exclusion of Warranties

      The Lessee acknowledges and declares that no promise representation warranty or undertaking has been made or given by or on behalf of the Lessor in regard to the suitability of the Premises for any business to be carried on therein or therefrom or in regard to any fixtures fittings furnishings finish plant machinery or equipment of or in the Premises or as to the management or security of the Premises otherwise than as herein expressly contained.

5.6   Ownership of Fixtures and Fittings

      Any fixtures fittings chattels plant equipment and furnishings and other material or articles installed or left by the Lessor in the Premises at the Lessor's cost shall be deemed for all purposes to be pert of the Premises arid shall remain the property of the Lessor and the Lessee shall not at any time remove damage destroy alter or otherwise dispose of the same without the prior written consent of the Lessor.

5.7   Exclusion of Liability

      Notwithstanding any implication or rule of law to the contrary the Lessor shall not in any circumstances be liable to the Lessee:

      5.7.1 for any loss or damage  suffered by the Lessee In  consequence of or attributable in any way to any malfunction or breakdown in interference or interruption of or to the water gas electricity or telephone services Air-Conditioning Plant emergency equipment emergency or security procedures or any pipe wire amplifier light alarm channel drain sump vent duct inlet outlet plant or machinery in or connecting to the Premises or the Building or the Land or from the breakage blockage or overflow of any sewer waste-drain conduit cable wire gutter pipe or storm water drain from any cause whatsoever; or

      5.7.2 for any damage or loss that the Lessee may suffer by reason of the neglect or omission of the Lessor to do any act or thing to or in respect of the Premises or the Building or the Land which (as between the Lessor and the Lessee) the Lessor might be legally liable to do unless the Lessee shall have given to the Lessor notice in writing of the act or thing and the Lessor has without reasonable cause failed within a reasonable time after to take proper steps to rectify the act or omission.

5.8   Holding Over

      If the Lessee continues to occupy the Premises after the expiration or sooner determination of the Term with the consent of the Lessor then the Lessee shall become a monthly tenant only of the Lesser but (unless otherwise agreed) at a rent equal to one twelfth of the aggregate of the Rent and Lessee's Proportion of Operating Expenses payable by the Lessee immediately preceding the expiration or sooner determination and otherwise on and subject to the same covenants and conditions mutatis mutandis as are herein expressed or implied except that the monthly tenancy may be determined by one month's notice in writing by the Lessor to the Lessee to the other expiring at any time.

5.9   Moratorium

      The application to this Lease of any moratorium or Statute (State or Federal) having the effect of extending the Term reducing or postponing the payment of the Rent or any part thereof or otherwise affecting the operation of the Lessee's Covenants or providing for compensation rights or privileges at the expense of the Lessor in favour of the Lessee or any other person Is expressly excluded.

5.10  Severance

      If any condition covenant or stipulation of this Lease or the application thereof to any person or circumstances shall be or become invalid or unenforceable the remaining covenants conditions and stipulations shall not be affected thereby and each covenant condition and stipulation of this Lease shall be valid and enforceable to the fullest extent permitted by law.

5.11  Waiver

      5.11.1 The Lessor's failure to take advantage of any default or breach of covenant on the part of the Lessee shall not be or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this Lease be construed to waive or reduce the right of the Lessor to insist upon the observance or performance by the Lessee of any of the Lessee's Covenants.

      5.11.2 No consent or waiver expressed or implied by the Lessor or on behalf of the Lessor to or in respect of any particular breach of any of the Lessee's Covenants shall be construed as a consent or waiver to or of any other breach of the same or any other of the Lessee's Covenants.

      5.11.3 The acceptance by the Lessor of Rent or any other monies payable by the Lessee hereunder shall not be nor be deemed to be a waiver of any default or breach by the Lessee of any of the Lessee's Covenants or the Lessor's knowledge thereof at the time of acceptance thereof.

5.12  Service of Notices

      Any notice demand or request required to be made or given pursuant to this Lease shall be in writing signed by the party giving the notice or its agent or solicitors and may be served personally or may be served by being delivered or by being sent by prepaid certified post:

      5.12.1 to the address specified herein of the party unless that party has given notice of a substituted address for service of notices and then at that substituted address; or

      5.12.2 in the case of a person to the usual place of abode or business of the person; or

      5.12.3 in the case of a corporation to its registered office principal place of business or principal office;

      and shall be deemed to have been served

      5.12.4 on the day of delivery if delivered before 5:00 p.m. on a business day, and otherwise on the business day next following; or

      5.12.5  on the business day next following the day of posting.

5.13  Option of Renewal

      If the Lessee has duly and punctually observed and performed all of the Lessee's Covenants during the Term then on the written request of the Lessee made at least three (3) months before the expiration of the relevant Term the Lessor shall grant to the Lessee an extension of the Term for the extended term or terms referred to in item 7 of the Schedule (together the "Extended Term") containing like covenants and provisos as are herein expressed and implied (save for the right of extension the subject of this Clause which right shall be expressly excluded from the Lease for the extended Term or from the Lease for the last extended term if there shall be more than one extended term as the case may be) and reserving to the Lessor a rent from the commencement date of and during each Extended Term to be calculated and determined in accordance with the rent review provisions contained herein.

5.14  Arbitration

      If any difference or dispute shall arise between the Lessor and the Lessee as to the interpretation of this Lease or concerning any act matter or thing to be performed or observed hereunder and if there shall be no express provision in this Lease for resolving the difference or dispute then the difference or dispute shall, subject to the provisions of the Retail Shops Act (if applicable) be determined by the arbitration of a single arbitrator nominated by the President for the time being of the Law Society of Western Australia (Inc.) and otherwise in accordance with the provisions of the Commercial Arbitration Act 1985 and the award of the arbitrator shall be final and binding upon the Lessor and the Lessee. The Lessor and the Lessee may be represented by a duly qualified legal practitioner in any arbitration proceedings.

5.15  Consent or Approval

      Where the Lessee is required by this Lease to obtain the consent or approval of the Lessor, approval or consent requested by the Lessee may (unless otherwise expressly provided in this Lease) be given or refused by the Lessor or given subject to whatever conditions the Lessor in its absolute discretion determines.

5.16  Special Conditions

      This Lease shall be subject to the special conditions (if any) specified in Item 10 of the Schedule.

5.17  State Planning Commission Approval

      If the aggregate of the Term exceeds twenty one (21) years or if for any other reason this Lease shall require the consent of the State Planning Commission of Western Australia then this Lease shall be subject to that consent being given.

5.18  Governing Law

      The laws of the State of Western Australia (and where applicable the Commonwealth of Australia) shall apply to this Lease.

EXECUTED as a Deed.

                                  THE SCHEDULE

Item I

Land: All that land commonly known as 42 Mercantile Way, Malaga in the State of Western Australia and being more particularly described as Lot 345 on Plan 22732, the whole of the land in Certificate of Title Volume 2135 Folio 471.

Premises:               The whole of the Land.

Lessors chattels:       All  chattels,  plant and  equipment of the Lessor in or
                        about the Premises.

Item 2

The term of this Lease: Five years

Commencement Date:      1 July 200

Expiration Date:        30 June 2005

Item 3

Rent: The Australian Dollar equivalent of US$85,000.00 per annum determined as at the Commencement Date.

Address for payment     To the Lessor at its  address  herein  unless  otherwise
of Rent:                specified in writing by the Lessor.

Dates  for  payment     The Lessee  shall pay the annual rent by equal  calendar
of Rent:                monthly  instalments  in  advance  on  and  by 12  equal
                        calendar monthly instalments on the first day of each and every month with the first calendar monthly payment to be made on the Commencement Date.

Item 4

Prescribed Rate:        The higher of:

                        (a)   Ten per centum (10%) per annum; or

                        (b) Two per centum (2%) more than the maximum rate of interest (expressed as a rate per annum) charged from time to time by BankWest on overdraft accounts of less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00).

Item 5

Rent Review Dates:      Each anniversary of the Commencement Date

Item 6

Permitted Business:     Office and Workshop

Item 7

The Extended Term:      Not Applicable

Current Market Rental   The best annual Rent that can be reasonably obtained for
Value                   the  Premises in a free and open market and on the basis
                        of the Premises being available for leasing with vacant possession by a willing lessor to a willing lessee for a period equal to the Term and:

                        (a) assuming that the Premises are available for leasing for a term equal to the Term;

                        (b) on the terms and conditions and for the permitted use contained in this Lease and any other use to which the Premises may be lawfully put;

                        (c) assuming that all of the covenants and obligations on the part of the Lessee and the Lessor contained in this Lease have been fully performed and observed at the relevant Rent Review Date;

                        (d) having regard to the current market rental values of comparable premises of a similar size and location to the Premises in the Perth Metropolitan Area;

                        (e) making no reduction on account of any period of rent abatement financial contribution rent free concessions or any reduction otherwise customarily required or likely to be required to secure a new lessee of the Premises or any actual period of rent abatement reduction or concession granted to the Lessee to secure the tenancy the subject of this Lease;

                        (f) if at the relevant Rent Review Date the Premises have been wholly or partially damaged or destroyed assuming that the Premises have been reinstated pursuant to clause 5.4;

but disregarding:

                        (g) any increase or decrease in the value of the Premises as lettable premises by reason of the occupancy or use of the same by the Lessee or any sub-lessee assignee or transferee of the Lessee or any other person deriving an interest in the Premises through the Lessee;

                        (h) any value attaching to goodwill created by the Lessee's occupation of the Premises or to any licence or permit belonging to the Lessee in respect of the business carried on by the Lessee at the Premises;

                        (i) any deleterious condition of the Premises if the condition results from any work carried out on the Premises by the Lessee or by any breach of any term of this Lease by the Lessee; and

                        (j) the Lessee's trade fixtures and fittings and any improvements racking or installations erected or installed at the Lessee's expense and which the Lessee is permitted to remove at the expiration of this Lease but taking into account permanent structural improvements installed at the Lessee's expense and which the Lessee may not remove at the expiration of this Lease.

Item 9 (Clause 3.11)

Painting Obligations    As specified in Clause 3.1
of Lessee:

Item 10 (Clause 5.16)

Special Conditions:     Nil

EXECUTED as a Deed

The COMMON SEAL of                   )
RAGLAN SECURITIES PTY LTD            )
was hereunto affixed by authority    )
of its Directors in the presence of: )


------------------------                ------------------------
Director                                Director/Secretary

The COMMON SEAL of                   )
ALLOY STEEL INTERNATIONAL INC        )
was hereunto affixed by authority    )
of its Directors in the presence of: )


------------------------                ------------------------
Director                                Director/Secretary